Exhibit 10.18

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

AND AMENDMENT TO OTHER CREDIT DOCUMENTS

This FIFTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO OTHER CREDIT DOCUMENTS, dated as of January 11, 2018 (this “Fifth Amendment”), modifies that certain (i) Credit Agreement, dated as of December 9, 2015 (as amended restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Credit Agreement”), among STEINER LEISURE LIMITED, an international business company incorporated under the laws of the Commonwealth of the Bahamas (“Holdings”), STEINER U.S. HOLDINGS, INC., a Florida corporation (the “Lead Borrower”), each other Credit Party party thereto, the Lenders party thereto from time to time and PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”), (ii) Pledge Agreement, dated as of December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Pledge Agreement”) among Holdings, the Lead Borrower, each of the other pledgors party thereto and the Collateral Agent and (iii) U.S. Security Agreement, dated as of December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Security Agreement”) among Holdings, the Lead Borrower, each of the other grantors party thereto and the Collateral Agent.

WHEREAS, the Credit Parties have informed the Administrative Agent, the Collateral Agent, and the Lenders that certain corporate restructuring events set forth on Annex I attached hereto are expected to occur (such events, together with any related transactions, is referred to herein, collectively, as the “Restructuring”);

WHEREAS, the Administrative Agent, the Collateral Agent and the Required Lenders have agreed to (i) modify and amend the Credit Agreement as set forth herein, (ii) modify and amend the Pledge Agreement as set forth herein and (iii) to modify and amend the Security Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Credit Agreement.

2. Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date:

(a) The following terms and provisions of the Credit Agreement are hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence:

““Fifth Amendment” shall mean the Fifth Amendment to Credit Agreement and Other Loan Documents, dated as of January 11, 2018, among the Lead Borrower, each other Credit Party party thereto, the Lenders party thereto, the Administrative Agent and Collateral Agent.”

(ii) Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “CFC” in its entirety as follows:

““CFC” shall mean a Foreign Subsidiary of Holdings that is a “controlled foreign corporation” within the meaning of Section 957 of the Code that is directly or indirectly owned (within the meaning of Section 958(a) of the Code) by a “United States shareholder” within the meaning of Section 951(b) of the Code.”

(iii) Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “FATCA” in its entirety as follows:

““FATCA” shall mean Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b) of the Code and any fiscal or regulatory legislation rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.”

(iv) Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “FSHCO” in its entirety as follows:

““FSHCO” shall mean any Domestic Subsidiary of Holdings with no material assets other than the capital stock (including, for the avoidance of doubt, any instrument treated as stock for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs or that are themselves FSHCOs that is directly or indirectly owned (within the meaning of Section 958(a) of the Code) by a “United States shareholder” within the meaning of Section 951(b) of the Code.”

(v) Section 5.01 of the Credit Agreement is hereby amended by adding the following new subsection (f) at the end of such section:

“(f) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Fifth Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(vi) Section 10.03(vi)(b) of the Credit Agreement is hereby amended by restating such section in its entirety as follows:

“(b) for any taxable period for which Holdings is treated as a partnership or disregarded entity for U.S. federal and/or applicable state or local income tax purposes, amounts so that Holdings or any Parent Company (i) may, without duplication, pay any U.S. federal and/or applicable state or local income, franchise or other Taxes payable by it in respect of its ownership of Holdings, any Borrower, or any Restricted Subsidiary, as applicable, and (ii) without duplication, may make the Tax distributions required by its operating agreement, excluding in each case, any Tax or required Tax distribution determined by reference to the income or activities of any Person other than the Subsidiaries of Holdings, provided that the amount of such payments for any taxable period in respect of an Unrestricted Subsidiary shall be permitted only to the extent that cash distributions were made by such Unrestricted Subsidiary to Holdings or any Restricted Subsidiary;”.

(vii) Section 10.09(b) of the Credit Agreement is hereby amended by adding the following sentence at the end of such paragraph:

“Holdings will not take any action to be treated as a partnership or disregarded entity for U.S. federal and/or applicable state, local or foreign tax purposes without the consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed.”.

(b) Schedule 8.14 (Subsidiaries) to the Credit Agreement is hereby restated in its entirety as set forth in Exhibit A attached hereto.

3. Amendments to Pledge Agreement. Effective as of the Fifth Amendment Effective Date, the Pledge Agreement is hereby amended as follows:

(a) Annex A (Schedule of Legal Names, Jurisdiction of Organization and Ownership Information) to the Pledge Agreement is hereby restated in its entirety as set forth in Exhibit B attached hereto.

(b) Annex B (Schedule of Stock) to the Pledge Agreement is hereby restated in its entirety as set forth in Exhibit C attached hereto.

(c) Annex D (Schedule of Limited Liability Company Interests) to the Pledge Agreement is hereby restated in its entirety as set forth in Exhibit D attached hereto.

4. Amendment to Security Agreement. Effective as of the Fifth Amendment Effective Date, the Security Agreement is hereby amended by restating clause (b) of Section 1.2 thereof as follows: “(b) Equity Interests in any CFC or FSHCO, in each case, in excess of 65% of the total outstanding voting Equity Interests of such CFC or FSHCO, as applicable, that is directly owned by a Grantor (it being understood and agreed that this exclusion shall not apply to the Equity Interests in any CFC or FSHCO that is a Credit Party as of the effective date of the Fifth Amendment or to any Credit Party that may become a Credit Party pursuant to the Restructuring (as such term is defined in the Fifth Amendment);”.

5. Restructuring Transactions.

(a) The parties hereto hereby acknowledge and agree that the Restructuring shall be effected subject to the Liens of the Collateral Agent in the Collateral, including, without limitation, the Liens of the Collateral Agent in the Equity Interests of OneSpaWorld Limited, OneSpaWorld Medispa Limited, OneSpaWorld LLC and OneSpaWorld Medispa LLC and each of their respective Subsidiaries to the extent required pursuant to the Credit Documents, as amended hereby, which Liens shall at all times remain valid, perfected, first priority Liens (subject only to Permitted Liens).

(b) Each Credit Party hereby represents and warrants and covenants with the Administrative Agent, the Collateral Agent and each of the undersigned Lenders that no Credit Party shall take any action in respect of the Restructuring which shall in any way impair the continuous validity, perfection and priority of the Collateral Agent’s security interest in the Collateral.

(c) The parties hereto hereby acknowledge and agree that no Credit Party existing on the date hereof shall become an Excluded Subsidiary as a result of the Restructuring, and that each Credit Party existing on the date hereof shall continue to be a Credit Party immediately after giving effect to this Fifth Amendment and to the Restructuring. The parties hereto hereby acknowledge and agree that none of the Credit Parties party to the Credit Agreement on the Closing Date (including any successor thereto) that is a signatory to this Second Amendment and none of OneSpaWorld Medispa LLC or OneSpaWorld LLC, which shall each join the Credit Agreement as Guarantors on or about the date hereof, is as of the date hereof, or shall be deemed to have prior to the date hereof at any time constituted, an Excluded Subsidiary for any purpose under the Credit Documents.

6. Conditions to Effectiveness. The effectiveness of this Fifth Amendment is subject to the fulfillment, in a manner satisfactory to the Required Lenders, of each of the following conditions precedent (the date such conditions are fulfilled is hereinafter referred to as the “Fifth Amendment Effective Date”):

(a) Execution of Fifth Amendment. The Administrative Agent and the Required Lenders shall have executed this Fifth Amendment and shall have received a counterpart to this Fifth Amendment, duly executed by each Credit Party.

(b) Fees. The Credit Parties shall have paid, on or before the Fifth Amendment Effective Date, all fees and invoiced costs and expenses then payable by Credit Parties pursuant to the Credit Documents.

7. Post-Closing Condition. On or before thirty-five (35) Business Days after the Fifth Amendment Effective Date (or such later date as the Administrative Agent may agree in its discretion), the Administrative Agent shall have received a legal opinion from each of (i) Kirkland & Ellis LLP, counsel to the Credit Parties, (ii) Lennox Patton, special Bahamas counsel to the Credit Parties, and (iii) Mourant Ozannes, as special Cayman Islands counsel to the Credit Parties, in each case, addressed to the Administrative Agent and each of the Lenders and in form and substance reasonably satisfactory to the Administrative Agent.

8. Representations and Warranties. Each Credit Party represents and warrants as follows:

(a) Organization Status. Each Credit Party (i) is duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its organization, (ii) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(b) Authorization, Etc. Each Credit Party has the requisite power and authority to execute, deliver and perform the terms and provisions of this Fifth Amendment and the Credit Agreement, as amended hereby, and has taken all necessary action to authorize the execution, delivery and performance by such Credit Party of this Fifth Amendment. Each Credit Party has duly executed and delivered this Fifth Amendment, and this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) No Violation. Neither the execution, delivery or performance by any Credit Party of this Fifth Amendment or of the Credit Agreement, as amended hereby, nor compliance by such Credit Party with the terms and provisions hereof and thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its respective Restricted Subsidiaries pursuant to the terms of, any indenture, credit agreement or loan agreement, in each case to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Restricted Subsidiaries.

(d) Approvals. Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Fifth Amendment Effective Date and which remain in full force and effect on the Fifth Amendment Effective Date and (y) filings which are necessary to perfect the security interests and Liens created under the Security Documents), or exemption by, any Governmental Authority, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Fifth Amendment by the Credit Parties, and the performance of the Credit Agreement, as amended hereby.

(e) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date or would result from the Restructuring or from this Fifth Amendment becoming effective in accordance with its terms.

(f) Capitalization. On and as of the Fifth Amendment Effective Date and after giving effect to the Restructuring, all outstanding shares of capital stock of the Credit Parties have been duly and validly issued and are fully paid and non-assessable (except as such rights may arise under mandatory provisions of applicable statutory law that may not be waived) and are owned directly or indirectly by, in the case of any Borrower, Holdings, or another Credit Party, or, in the case of any other Credit Party other than Holdings, another Credit Party. None of the Borrowers nor any Restricted Subsidiary that is a Credit Party has outstanding any capital stock or other securities convertible into or exchangeable for their capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, their capital stock. As used in this Section 9(f), “Borrower” shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

(g) Subsidiaries. On and as of the Fifth Amendment Effective Date and after giving effect to the Restructuring, Holdings has no Subsidiaries other than those Subsidiaries listed on Schedule 8.14 to the Credit Agreement attached hereto as Exhibit A. Schedule 8.14 to the Credit Agreement attached hereto as Exhibit A correctly sets forth, as of the Fifth Amendment Effective Date and after giving effect to the Restructuring, the percentage ownership (direct and indirect) of Holdings in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

9. No Novation; Reaffirmation and Confirmation.

(a) This Fifth Amendment does not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any mortgage, security agreement, pledge agreement or any other security therefore. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Fifth Amendment shall be construed as a release or other discharge of Credit Parties under the Credit Agreement, or the other Credit Documents, as amended hereby, from any of its obligations and liabilities as “Credit Parties” thereunder.

(b) Each Credit Party hereby (i) acknowledges and reaffirms such Credit Party’s obligations as set forth in each Credit Document, as amended hereby, including each such Credit Party’s obligations under Section 14 of the Credit Agreement, (ii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to such Credit Party set forth in each Credit Document, as amended hereby, which remain in full force and effect, and (iii) confirms, ratifies and reaffirms that the security interest granted to Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, pursuant to the Credit Documents, as amended hereby, in all of such Credit Party’s right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, with the same force, effect and priority in effect both immediately prior to and after entering into this Fifth Amendment and giving effect to the Restructuring.

10. Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement and the Other Credit Documents. Except as otherwise expressly provided herein, the Credit Agreement and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Fifth Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Fifth Amendment, (ii) all references in the other Credit Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Fifth Amendment, (iii) all references in the Pledge Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Pledge Agreement shall mean the Pledge Agreement as amended by this Fifth Amendment, (iv) all references in the other Credit Documents to the “Pledge Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Pledge Agreement shall mean the Pledge Agreement as amended by this Fifth Amendment, (v) all references in the Security Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Security Agreement shall mean the Security Agreement as amended by this Fifth Amendment, (vi) all references in the other Credit Documents to the “Security Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Security Agreement shall mean the Security Agreement as amended by this Fifth Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Fifth Amendment shall not operate as an amendment of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute an amendment of any provision of the Credit Agreement or any other Credit Document.

(b) Counterparts. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Lead Borrower and the Administrative Agent.

(c) Headings. The headings of the several Sections and subsections of this Fifth Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Fifth Amendment.

(d) Costs and Expenses. Section 13.01 of the Credit Agreement is incorporated herein by reference.

(e) Fifth Amendment as Credit Document. Each Credit Party hereby acknowledges and agrees that this Fifth Amendment constitutes a “Credit Document” under the Credit Agreement.

(f) Severability. Any provision of this Fifth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(g) Governing Law. Section 13.08 of the Credit Agreement is incorporated herein by reference.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

STEINER U.S. HOLDINGS, INC., as Lead Borrower

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

STEINER EDUCATION GROUP, INC.
STEINER RESORT SPAS (CALIFORNIA), INC.
SUS MARKETING, LLC
BLISS DIRECT, INC.
BLISS INTERNATIONAL LICENSING INC.
BLISS WORLD HOLDINGS INC.
BLISS WORLD LLC
BWMI, INC.
FCNH, INC.
FLORIDA LUXURY SPA GROUP, LLC
IDEAL IMAGE DEVELOPMENT CORPORATION
IDEAL IMAGE DEVELOPMENT, INC.
IDEAL IMAGE DIRECT, LLC
IDEAL IMAGE OF ARIZONA, LLC
IDEAL IMAGE OF ARKANSAS, LLC
IDEAL IMAGE OF COLORADO, LLC
IDEAL IMAGE OF FLORIDA, LLC
IDEAL IMAGE OF GEORGIA (JV2), LLC
IDEAL IMAGE OF IDAHO, LLC
IDEAL IMAGE OF INDIANA, LLC
IDEAL IMAGE OF KENTUCKY, LLC
IDEAL IMAGE OF MARYLAND, LLC
IDEAL IMAGE OF MASSACHUSETTS, LLC
IDEAL IMAGE OF MICHIGAN, LLC
IDEAL IMAGE OF MINNESOTA, LLC
IDEAL IMAGE OF MISSOURI, LLC
IDEAL IMAGE OF NEBRASKA, LLC
IDEAL IMAGE OF NEVADA, LLC
IDEAL IMAGE OF NEW MEXICO, LLC
IDEAL IMAGE OF NEW YORK, LLC
IDEAL OF NORTH CAROLINA, LLC
IDEAL IMAGE OF OHIO, LLC

Signature Page to Fifth Amendment to ABL Credit Agreement

IDEAL IMAGE OF OKLAHOMA, LLC
IDEAL IMAGE OF OREGON, LLC
IDEAL IMAGE OF PENNSYLVANIA, LLC
IDEAL IMAGE OF RHODE ISLAND, LLC
IDEAL IMAGE OF TENNESSEE, LLC
IDEAL IMAGE OF TEXAS, LLC
IDEAL IMAGE OF UTAH, LLC
IDEAL IMAGE OF VIRGINIA, LLC
IDEAL IMAGE OF WASHINGTON, LLC
IDEAL IMAGE OF WISCONSIN, LLC
IDEAL VENTURES, INC.
IDEAL VENTURES OF ARIZONA INC.
I.I. COSMETIC INSTITUTE, INC.
MANDARA PSLV, LLC
MANDARA SPA (CRUISE I), L.L.C.
MANDARA SPA (CRUISE II), L.L.C.
MANDARA SPA (HAW All), LLC
MANDARA SPA LLC
MANDARA SPA SERVICES LLC
MID-ATLANTIC MASSAGE THERAPY, £NC.
SEG CORT LLC
STEINER AMERICAN CRUISES, INC.
STEINER BEAUTY PRODUCTS, INC.
STEINER INTERNATIONAL HOLDINGS LLC
STEINER INTERNATIONAL VENTURES, INC.
STEINER MANAGEMENT SERVICES, LLC
STEINER PRODUCT SUPPORT U.S., LLC
STEINER SPA RESORTS (CONNECTICUT), INC.
STEINER TRANSOCEAN (II) LIMITED
STEINER TRANSOCEAN LIMITED
STEINER TRANSOCEAN U.S., INC.
VIRGINIA MASSAGE THERAPY, INC.
STEINER SPA RESORTS (NEVADA), INC.
STEINER RESORT SPAS (NORTH CAROLINA), INC.

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

Signature Page to Fifth Amendment to ABL Credit Agreement

BLISSWORLD LIMITED
STEINER UK LIMITED

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

NEMO (UK) HOLDCO, LTD.
STEINER TRAINING LIMITED
STEINER GROUP LIMITED
ELEMIS SPA LIMITED
ELEMIS LIMITED
E.J. CONTRACTS LIMITED

By:	/s/ Michael Stephan Haringman
Name:	Michael Stephan Haringman
Title:	Secretary

GUARANTORS:
STEINER LEISURE LIMITED,
as Holdings and as a Guarantor

By:	/s/ Leonard Fluxman
Name:	Leonard Fluxman
Title:	Director

STO MEDISPA LIMITED
STEINER SPA LIMITED
STEINER SPA ASIA LIMITED
NEMO HOLDCO, INC.
COSMETICS LIMITED
COSMETIC EXPORT INTERNATIONAL LIMITED
STEINER MARKS LIMITED
ONESPA WORLD MEDISPA LIMITED
ONESPA WORLD LIMITED

By:	/s/ Leonard Fluxman
Name:	Leonard Fluxman
Title:	Director

Signature Page to Fifth Amendment to ABL Credit Agreement

ONESPA WORLD MEDISPA LLC
ONESPA WORLD LLC

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

Signature Page to Fifth Amendment to ABL Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, Issuer,
Swingline Lender and a Lender

By:	/s/ Tim Gallagher
Name:	Tim Gallagher
Title:	Vice President

Signature Page to Fifth Amendment to ABL Credit Agreement